AMERICAN RAILCAR INDUSTRIES

100 Clark Street, St. Charles Missouri 63301 www.americanrailcar.com
News Release

For Release: April 3, 2006	Contact:	William P. Benac
		Michael Obertop
	Phone:	636.940.6000

AMERICAN RAILCAR INDUSTRIES ANNOUNCES AGREEMENT TO MANUFACTURE
1,000 TANK CARS FOR AMERICAN RAILCAR LEASING

ST. CHARLES, MO (April 3, 2006) — American Railcar Industries, Inc. (NASDAQ: ARII) (“ARI”) today announced that the Company on March 31, 2006, signed an agreement with American Railcar Leasing LLC (“ARL”) for ARI to manufacture and ARL to purchase 1,000 tank railcars in 2007. The Company plans to produce these tank railcars with new manufacturing capacity that the Company expects to have available beginning in January, 2007. The agreement also includes options for ARL to purchase up to an additional 300 covered hopper railcars in 2007, should additional capacity become available, and 1,000 tank railcars and 400 covered hopper railcars in 2008. No assessment has yet been made as to what, if any, impact the recent storm damage to the Company’s tank railcar manufacturing facility in Marmaduke, Arkansas might have on this contract.
About American Railcar Industries, Inc.
     American Railcar Industries, Inc. is a leading North American manufacturer of covered hopper and tank railcars. ARI also repairs and refurbishes railcars, provides fleet management services and designs and manufactures certain railcar and industrial components used in the production of its railcars as well as railcars and non-railcar industrial products produced by others. ARI provides its railcar customers with integrated solutions through a comprehensive set of high quality products and related services.
This press release contains statements relating to our expected financial performance and/or future business prospects, events and plans that are “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our estimates and assumptions only as of the date of this press release. Such statements include, without limitation, statements regarding the timing and availability of manufacturing capacity. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by our forward-looking statements including, among other things, challenges we may face repairing our Marmaduke, Arkansas tank railcar manufacturing facility that was recently damaged by tornadoes and hail, including returning operations of that facility, which is currently shut down, to the capacity that existed prior to the damage, replacing or repairing our railcar inventory at that facility that was damaged in the storm, and delays that this damage may cause in meeting our existing commitments and in expanding our capacity at that facility. As mentioned in our press release earlier today, we are currently assessing the extent of the recent storm damage, as well as the extent and scope of our insurance coverage relating to this damage and the resulting interruption to our operations at that facility. Other risks that may adversely affect our business include: the cyclical nature of our business; adverse economic and market conditions; fluctuating costs of raw materials, including steel and aluminum, and delays in the delivery of raw materials; our ability to maintain relationships with our suppliers of railcar components; our reliance upon a small number of customers that represent a large percentage of our sales; the variable purchase patterns of our customers and the timing of completion, delivery and acceptance of customer orders; the highly competitive nature of our industry; the difficulties of integrating acquired businesses with our own; the risk of lack of acceptance of our new railcar offerings by our customers; and the additional risk factors described in our filing with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this press release, whether as a result of new information, future events or otherwise. More information about American Railcar Industries, Inc. is available on our website at www.americanrailcar.com.